Sovereign’s Capital Flourish Fund – SOVF

Summary Prospectus

November 28, 2025

Trading Symbol: SOVF

Listed on NYSE Arca, Inc.

http://www.scetfs.com.

Before you invest, you may want to review the Sovereign’s Capital Flourish Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 28, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at http://www.scetfs.com. You can also get this information at no cost by calling 1-800-465-1403 or by sending an e-mail request to info@sovereignscapital.com.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
(1)	The Fund’s adviser has agreed to pay substantially all expenses of the Fund out of its unitary management fee, including the cost of transfer agency, custody, fund administration, and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Fund’s adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund invests primarily in common stock of publicly traded U.S. companies that are selected by Sovereign’s Capital Management, LLC (the “Adviser” or “Sovereign’s Capital”), the Fund’s investment adviser. The Adviser selects companies that are led by faith-driven CEOs that seek to build exceptional corporate cultures based on biblical values that allow employees to flourish. A company is considered a “U.S. company” if (i) the security is listed on a U.S. national securities exchange, (ii) the issuer is headquartered in the U.S., or (iii) the issuer derives a substantial portion of their revenues from, or has a substantial portion of its operations in, the U.S.

The Adviser employs an active management strategy in seeking to achieve the Fund’s objective. The Adviser’s strategy employs “faith-driven” investing based on non-denominational Christian values and seeks companies that show “love of neighbor” for employees, customers and community with the goal of creating exceptional company cultures. To identify potential investments, the Adviser relies on the fundamental research and analysis conducted by its investment personnel and leverages its network of faith-driven individuals who share the values present in the Adviser’s proprietary culture framework to discover companies that may align with the Fund’s investment focus on companies with faith-driven leaders and exceptional cultures. The Adviser then applies its proprietary due diligence framework to evaluate whether a company demonstrates specific characteristics through its leadership and culture. In evaluating companies for investment, the Adviser considers the following factors: the presence and depth of faith-driven management, an assessment of the level and types of employee benefits, availability of counselors for employees, whether a company’s mission/values/vision statement aligns with biblical values, the presence of faith-based employee resource groups, and the company’s products and/or services and their effect on consumers and employees. The Adviser seeks to construct and maintain a portfolio that avoids industries and activities which it believes do not enable employees to flourish, specifically tobacco, alcohol, gaming, abortion, and pornography.

After the Adviser’s proprietary framework is applied, the Adviser conducts financial due diligence to consider variables such as business quality, return on invested capital, balance sheet integrity, market expectations, cyclicality, and risk/reward of companies in the Adviser’s investible universe. The Adviser considers the Fund’s allocations to various industries and sectors when determining whether to buy or sell a security. The Fund’s portfolio typically consists of 80 to 100 companies, but the Fund may own fewer or more companies at the Adviser’s discretion.

The Fund’s portfolio is continually reassessed in light of the Adviser’s proprietary culture framework and the financial characteristics of each company. With respect to a company’s management, the Adviser monitors each company for leadership changes. In the event of a change in a company’s chief executive officer, the company is re-evaluated using the Adviser’s proprietary culture framework.

Sovereign’s Capital believes that a faith-driven leader who is focused on creating a culture to enable its company employees to flourish will attract and retain some of the best talent in the marketplace. Further, Sovereign’s Capital believes that a company with strong and stable talent will outperform its peers along a variety of metrics that can enhance long-term operating results. Sovereign’s Capital believes this will be a key driver of the Fund’s performance.

2

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Faith-Driven Leadership Risk. The Fund considers faith-driven leaders in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Fund’s guidelines. This means that the Fund may underperform other similar funds that do not consider faith-driven leaders when making investment decisions. In addition, there can be no guarantee that the industries and activities of the companies, or the people associated with the companies, identified by the Fund’s investment process will align (or be perceived to align) with an investor’s view of biblical values and/or all of the values contained in the Adviser’s proprietary culture framework. The Adviser may fail to identify all instances where the actions of a company or its management team are not consistent with the Adviser’s proprietary culture framework or biblical values, which may cause the Fund to be invested in a company that conflicts with the Fund’s guidelines.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

3

●	Market Capitalization Risk.

●	Large-Capitalization Investing. The Fund’s performance may be adversely affected if securities of large cap companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

●	Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●	Sector Risk. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

●	Active Management Risk. The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment objectives.

●	Investment Strategy Risk. There is no guarantee that a qualitative or quantitative framework used by the Adviser, and the investments selected based on the framework, will perform as expected or produce the desired results.

Performance

The following performance information indicates some of the risks of investing in the Fund. The table shows the Fund’s average annual total return over time compared to one or more broad measures of market performance. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. The Fund’s past performance (before and after taxes) may not indicate future results.

Updated performance information is available on the Fund’s website at http://www.scetfs.com (the website does not form a part of this prospectus) or at no charge by calling the Fund at 1-800-465-1403.

Annual Total Returns (For the Calendar Years ended 12/31)*

*	The Fund’s 2025 year-to-date total return through September 30, 2025 was -1.46%.

4

Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	6.01%	Q3/2024
Lowest Return	-3.70%	Q2/2024
Average Annual Total Returns as of December 31, 2024
	1 Year	Since Inception (September 29, 2023)
Returns before taxes	8.76%	23.50%
Returns after taxes on distributions	8.68%	23.33%
Returns after taxes on distributions and sale of Fund shares	5.24%	17.87%
S&P Composite 1500 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)	9.76%	18.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through tax-deferred or tax-exempt arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Adviser:	Sovereign’s Capital Management, LLC

Trading Sub-Adviser:	Vident Asset Management

Portfolio Managers:	Matt Monson, since Fund inception Rafael Zayas, CFA, since Fund inception Austin Wen, CFA, since Fund inception Devin Ryder, CFA, since November 2025

5

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at http://www.scetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6